Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

dated as of May 27, 2008

between

My Screen Mobile, Inc.

and

Orascom Telecom Holding S.A.E.

            This Registration Rights Agreement (this "Agreement") is made and entered into as of May 27, 2008 among Orascom Telecom Holding S.A.E. (the "Investor") and My Screen Mobile, Inc. (the "Corporation") pursuant to the terms of the Stock Purchase Agreement between the Corporation and the Investor dated May 15, 2008 (the "Purchase Agreement").

            WHEREAS, the Corporation has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to sell to the Investor 12,500,000 shares, par value $0.001 per share (the "Shares") of the common stock of the Corporation and issue share purchase warrants to acquire up to 20,000,000 Shares of the Corporation , and to provide certain registration rights in respect thereof to the Investor under the 1933 Act (as defined herein), and applicable state securities laws;

            AND WHEREAS, all references herein to the Investor shall mean the Investor or a company affiliated with or controlled by the Investor, directly or indirectly, as provided in the Purchase Agreement;

            AND WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the closing of the transactions contemplated by, the Purchase Agreement; and

            NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Corporation agrees with the Investor to provide it with registration rights in respect of the Purchased Securities (as defined herein) under the 1933 Act , and applicable state securities laws, and the Corporation agrees with the Investor, as follows:

1.                       Definitions. The following terms have the meanings indicated:

                       "Agreement" has the meaning set forth in the preamble.

                       "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in the City of Toronto, Ontario, Canada are authorized or required by law to remain closed.

                       "Claims" has the meaning set forth in Section 6(a).

                       "Closing" means the closing of the purchase of the Purchased Securities by the Investor pursuant to the Purchase Agreement.

                       "Closing Date" means May 27, 2008 or such other date as the Corporation and the Investor may mutually agree.

                       "Corporation" has the meaning set forth in the preamble.

                       "Effective Date" means the date a Registration Statement has been declared effective by the SEC.

                       "Event" has the meaning set forth in Section 2(d).

                       "Filing Deadline" means the date that is 60 days from the Closing Date.

                       "Indemnified Damages" has the meaning set forth in Section 6(a).

                       "Indemnified Party" has the meaning set forth in Section 6(b).

                       "Indemnified Person" has the meaning set forth in Section 6(a).

                       "Inspectors" has the meaning set forth in Section 3(h).

                       "Investor" means has the meaning set forth in the preamble.

                       "Legal Counsel" has the meaning set forth in Section 2(c).

                       "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                       "Purchase Agreement" has the meaning set forth in the preamble.

                       "Purchased Securities" means the Shares and Warrants purchased by the Investor pursuant to the Purchase Agreement, and the Warrant Shares underlying such Warrants, as the case may be.

                       "Records" has the meaning set forth in Section 3(h).

                       "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such registration statements by the SEC.

                       "Registrable Securities" means the Shares and the Warrant Shares issuable upon exercise of the Warrants and any additional Shares underlying additional Warrants issuable hereunder.

                       "Registration Deadline" means 5:00 p.m. (Vancouver time) on October 27, 2008.

                       "Registration Period" has the meaning set forth in Section 3(a).

                       "Registration Statement" means a registration statement of the Corporation to be filed with the SEC under the 1933 Act, as may be amended and supplemented from time to time, in order to register resales of the Registrable Securities, from time to time, by the Investor.

                       "Rule 144" has the meaning set forth in Section 8.

                       "Rule 415" means Rule 415 under the 1933 Act, or any successor rule providing for offering securities on a continuous or delayed basis.

                       "SEC" means the United States Securities and Exchange Commission.

                       "Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the 1933 Act, the 1934 Act and the respective rules and regulations of the SEC thereunder.

                        "Shares" has the meaning set forth in the preamble.

                       "Suspension Notice" has the meaning set forth in Section 4(b).

                       "Trading Day" means (a) any day on which the Shares are listed or quoted, and traded, on the Toronto Stock Exchange, or (b) if the Shares are not then listed or quoted, and traded, on the Toronto Stock Exchange, then any Business Day.

                       "Transaction Documents" means this Agreement, the Purchase Agreement and the instruments referenced therein.

                       "Transfer Agent" means the transfer agent (including any co-transfer agent) of the Corporation with respect to the Shares.

                       "Violations" has the meaning set forth in Section 6(a).

                       "Warrants" means the transferable share purchase warrants to be issued pursuant to the Purchase Agreement to the Investor, each Warrant being exercisable to purchase one Warrant Share at a price of US$2.00 per Warrant Share, expiring on May 23, 2012.

                       "Warrant Shares" means the Shares issuable upon exercise of the Warrants.

                       "1933 Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

                       "1934 Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

2.                       Registration.

             (a)        Registration. The Corporation shall use its reasonable best efforts to prepare and file with the SEC by the Filing Deadline a Registration Statement on Form S-1 or other applicable form under the 1933 Act covering the resale, from time to time, of all of the Registrable Securities.

             (b)        Neither the Corporation nor any affiliate thereof shall identify the Investor as an underwriter in any public disclosure or filing with the SEC unless required by the SEC, and the Investor being deemed an underwriter by the SEC shall not relieve the Corporation of any obligations it has under the Transaction Documents. If the Corporation is advised by the SEC that a Registration Statement may not become effective without the Corporation identifying the Investor as an underwriter therein, the Corporation shall consult with Legal Counsel and the Investor to determine whether to proceed with a request to have the Registration Statement declared effective. In any event, the Corporation shall use its reasonable best efforts to advocate for the Registration Statement to be declared effective by the SEC without identifying the Investor as an underwriter therein, and shall permit Legal Counsel to participate in any communications with the SEC in respect thereof.

             (c)        Legal Counsel. The Investor shall have the right to select one U.S. and one Canadian legal counsel to review and oversee any registration pursuant to this Section 2 (collectively, the "Legal Counsel"), which shall initially be Lang Michener LLP. The Corporation shall, and the Investor shall cause their respective Legal Counsel to, reasonably cooperate with each other in performing the Corporation's obligations under this Agreement.

             (d)        Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. The occurrence of any Event (as defined below) shall constitute a breach of this agreement. For such purposes, each of the following shall constitute an "Event": (i) a Registration Statement is not declared effective by the SEC on or prior to the Registration Deadline; (ii) subject to an allowable suspension pursuant to Section 3(o) below, after the Effective Date of a Registration Statement, the Investor is not permitted to sell Registrable Securities under such Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for three consecutive Trading Days or five Trading Days in aggregate in any 12 month period; and (iii) the Corporation fails to have available a sufficient number of authorized but unissued and otherwise unreserved Shares available to issue all shares underlying the Warrants, and if applicable, the additional Warrants issuable hereunder.

3.                       Related Obligations. At such time as the Corporation is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Corporation will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation shall have the following obligations:

             (a)        The Corporation shall submit to the SEC, within two Business Days after the Corporation learns that no review of a particular Registration Statement will be made by the staff of the SEC, or that the staff has no further comments on a particular Registration Statement, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request. The Corporation shall use its reasonable best efforts to keep each Registration Statement effective at all times until the earlier of the third anniversary of the Closing Date and the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Corporation shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

             (b)        The Corporation shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to one or more Registration Statements and the prospectus used in connection with such Registration Statements, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Corporation covered by such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Corporation filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report or similar filing under the 1934 Act, the Corporation shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Corporation to amend or supplement such Registration Statement.

             (c)        The Corporation shall (i) permit Legal Counsel to review and comment upon (A) mature drafts of a Registration Statement, and the final version of such Registration Statement if there have been any material changes thereto, at least five Business Days prior to its filing with the SEC, (B) all amendments and supplements to all Registration Statements (except in respect of Reports on Form 10-K, Form 10-Q and Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (C) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects; provided that Legal Counsel responds with substantially all comments within five Business Days of receipt of such documents. The Corporation shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Corporation shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Corporation or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits, and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Corporation shall reasonably cooperate with Legal Counsel in performing the Corporation's obligations pursuant to this Section 3(c).

             (d)        The Corporation shall furnish to the Investor without charge, (i) upon the effectiveness of any Registration Statement, at the request of the Investor, up to ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request), and (ii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

             (e)        The Corporation shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. The Corporation shall promptly notify Legal Counsel of the receipt by the Corporation of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

             (f)        The Corporation shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information), and promptly prepare a supplement or amendment to such Registration Statement or file an appropriate document that is incorporated by reference to correct such untrue statement or omission, and deliver one copy (which may be in electronic form) of such supplement or amendment to Legal Counsel and, at the request of the Investor, up to ten copies to the Investor. The Corporation shall also promptly notify Legal Counsel and the Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed (such notification shall be delivered by facsimile or electronic transmission on the same day as filing or effectiveness). The Corporation shall also promptly notify Legal Counsel in writing of (i) any request by the SEC for amendments or supplements to a Registration Statement, or related prospectus or related information, and (ii) of the Corporation's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

             (g)        The Corporation shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Investor of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

             (h)        The Corporation shall make available for inspection, during normal business hours on two Business Days notice, by (i) Legal Counsel and (ii) any firm of accountants or other agents retained by the Investor (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Corporation's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Investor) or use of any Record other than public Records, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Corporation and the Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

             (i)        The Corporation shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Corporation unless (i) disclosure of such information is necessary to comply with Securities Laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Corporation agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

             (j)        The Corporation shall use its reasonable best efforts to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or quotation system on which securities of the same class or series issued by the Corporation are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or quotation system, and (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the AMEX pursuant to the terms of the Purchase Agreement. The Corporation shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

             (k)        The Corporation shall cooperate with the Investor and, to the extent applicable, use its reasonable best efforts to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

             (l)        If reasonably requested by the Investor, the Corporation shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as Legal Counsel or the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by Legal Counsel or the Investor holding any Registrable Securities.

             (m)        The Corporation shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities, and shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

             (n)        Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Corporation shall deliver, and shall cause legal counsel for the Corporation to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC.

             (o)        Notwithstanding anything in this Agreement to the contrary, after 20 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Corporation may, by written notice to Legal Counsel and the Investor, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investor immediately cease the sale of Shares pursuant thereto and/or defer the filing of any subsequent Registration Statement if: (i) the Corporation is in possession of material non-public information relating to a material merger, acquisition or sale or similar transaction, (ii) the board of directors of the Corporation determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Corporation (other than as relating solely to the price of the Shares) to file a Registration Statement at such time and (B) it is in the best interests of the Corporation to defer proceeding with such registration at such time, and (iii) in the opinion of legal counsel for the Corporation sales under the Registration Statement are required to be suspended. Upon receipt of such notice, the Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until the Investor has been advised that the Corporation has filed a prospectus supplement or amended prospectus with the SEC or until the Investor is advised in writing by the Corporation that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Corporation's board of directors) the failure to require such suspension would be materially detrimental to the Corporation. The Corporation's rights under this Section may be exercised not more than one time, nor for a period of more than 20 days, in any 12-month period. Immediately after the end of any suspension period under this Section, the Corporation shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investor to publicly resell Registrable Securities pursuant to such effective Registration Statement. Notwithstanding anything to the contrary, the Corporation shall cause its Transfer Agent to deliver unlegended Shares to a transferee of the Investor in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, if required, prior to the Investor's receipt of the notice of a suspension period and for which the Investor has not yet settled.

4.                       Obligations of the Investor.

             (a)        At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Corporation shall notify Legal Counsel and the Investor in writing of the information the Corporation requires from the Investor to be included in such Registration Statement. It shall be a condition precedent to the obligation of the Corporation to complete the registration pursuant to this Agreement and any penalty or default resulting from such failure, that the Investor shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities.

             (b)        The Investor agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 3(g), the first sentence of Section 3(f) or a suspension period under Section 3(o) (a "Suspension Notice"), the Investor will (i) immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of notice of the filing of any prospectus supplement or post-effective amendment contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required, and (ii) if so requested by the Corporation, deliver to the Corporation or destroy all copies of the prospectus covering the Registrable Securities in its possession at the time of receipt of such Suspension Notice. Notwithstanding anything to the contrary, the Corporation shall cause its Transfer Agent to deliver unlegended Shares to a transferee of the Investor in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale and delivered a copy of the applicable prospectus prior to the Investor's receipt of a notice from the Corporation of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

             (c)        The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act in connection with sales of Registrable Securities pursuant to the Registration Statement, as applicable.

5.                       Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of legal counsel for the Corporation shall be paid by the Corporation. The Corporation shall also reimburse the Investor for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.                       Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

             (a) To the fullest extent permitted by law, the Corporation will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, members, partners, employees, agents, affiliates or representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, the "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment or supplement thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Corporation files any amendment thereof or supplement thereto with the SEC, as applicable) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Corporation of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state, provincial or territorial securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (iv) any violation of this Agreement by the Corporation (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Corporation shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

             (b)        In connection with any Registration Statement in which the Investor is participating, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Corporation, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Corporation within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Corporation by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), the Investor will reimburse any reasonable and documented legal or other reasonable and documented expenses incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

             (c)        Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable and documented fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

             (d)        The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

             (e)        The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                       Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation, and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.                       Reports Under the 1934 Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Corporation to the public without registration ("Rule 144"), the Corporation agrees to:

             (a)        make and keep public information available, as those terms are understood and defined in Rule 144;

             (b)        file with the SEC in a timely manner all reports and other documents required of the Corporation under the 1933 Act and the 1934 Act so long as the Corporation remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

             (c)        furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request such information not available on EDGAR as may be reasonably requested by the Investor to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.                       Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investor to any transferee in a private transaction of all or any portion of the Investor's Shares, Warrants or Warrant Shares, pursuant to the terms thereof, if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Corporation within a reasonable time after such assignment; (b) the Corporation is furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) at or before the time the Corporation receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Corporation to be bound by all of the provisions contained herein.

10.                     Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof maybe waived (either generally or in a particular instance and either retroactively or prospectively), only with the prior written consent of the Corporation and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Corporation.

11.                     Miscellaneous.

             (a)        Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Corporation:

Attn: Chief Executive Officer
My Screen Mobile, Inc.
Water Park Place, 20 Bay Street
11th Floor, Suite 803
Toronto, Ontario, Canada M5J 2N8
Telephone No.: (866) 936-8333

And if to the Investor:

Attn: Ragy Soliman, General Counsel and Vice President, Legal
Orascom Telecom Holding S.A.E.
2005A, Nile City Towers - South Tower
Corniche El Nile, Ramlet Beaulac 11221
Cairo, Egypt
Telephone No.: +202-461-5162
Facsimile No.: +202-461-5054

With copies to:

Attn: John Andrew
Lang Michener LLP
Brookfield Place, 181 Bay Street, Suite 2500
Toronto, Ontario, Canada M5J 2T7
Telephone No.: (416) 360-8600
Facsimile No.: (416) 365-1719

             (b)        Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

             (c)        All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this agreement or any transaction contemplated hereby.

             (d)        The Transaction Documents and the instruments referenced therein constitute the entire agreement among the parties hereto with respect to the subject matter thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein. The Transactions Documents and the instruments referenced therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter thereof.

             (e)        Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

             (f)        The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation hereof. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise clearly indicated. Whenever the word "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation." The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

             (g)        This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

             (h)        Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

             (i)        The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

             (j)        This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

             (k)        Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States dollars.

             (l)        Time is of the essence hereof.

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                       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MYSCREEN MOBILE, INC. By: /s/ Terry Rodrigues Name: Terry Rodrigues Title: Director
ORASCOM TELECOM HOLDING S.A.E. By: /s/ Naguib Sawiris Name: Naguib Sawiris Title: Chairman